Exhibit 99.2

Rocket One Expands AI Infrastructure Platform Through Strategic Partnership with Placeve to Advance Defense, Space, and Intelligent Edge Computing

Initial Investment and Proposed Commercial Framework Further Advance Rocket One’s AI Infrastructure Strategy; Placeve’s AI Processor Technology Is Currently Under Evaluation Through NASA’s MISSE Program

HOBOKEN, N.J., July 21, 2026 /PRNewswire/ — Rocket One Inc. (Nasdaq: RKTO) (“Rocket One” or the “Company”), an AI infrastructure company focused on defense, space and intelligent edge computing, today announced a strategic collaboration with Placeve Inc., an innovator in energy-efficient artificial intelligence processors and hardware platforms, further advancing Rocket One’s strategy to build a next-generation AI infrastructure platform serving defense, space and intelligent edge computing markets.

The collaboration is expected to support Rocket One’s long-term strategy of building an AI infrastructure platform serving the rapidly expanding defense, space and intelligent edge computing markets, where demand for energy-efficient, high-performance computing continues to accelerate.

As part of the collaboration, Rocket One has made an initial investment in Placeve. The companies intend to jointly evaluate Placeve’s proprietary Fourier Processing Unit (FPU)-based AI processor architecture, software platform and machine-learning technologies for applications spanning defense, autonomous systems, commercial edge computing and the expanding space economy.

The collaboration is expected to include joint engineering initiatives focused on AI hardware integration, software optimization, AI workload acceleration, performance-per-watt improvements, validation testing and deployment pathways for commercial, defense and orbital environments.

“Artificial intelligence is rapidly moving beyond traditional data centers into satellites, autonomous systems, defense platforms and critical infrastructure,” said Robb Knie, Chief Executive Officer of Rocket One. “Those environments require fundamentally different computing architectures that maximize performance while minimizing power consumption and operating reliably in mission-critical conditions. Our strategy is to build Rocket One into a leading AI infrastructure company serving these rapidly expanding markets. We believe this collaboration broadens our technology ecosystem, accelerates our access to next-generation AI computing platforms and further positions Rocket One at the intersection of artificial intelligence, defense and the space economy.”

Rocket One believes the next generation of AI infrastructure will increasingly depend on specialized computing architectures capable of delivering high-performance inference while reducing power consumption in environments where reliability, resilience and efficiency are mission critical.

The collaboration complements Rocket One’s previously announced nanomagnetic and spintronic computing initiatives designed to improve AI acceleration, memory performance and energy efficiency, as well as the Company’s pending provisional patent applications covering an AI-powered autonomous defense and space security platform intended to protect critical infrastructure across terrestrial and orbital environments. Together, these initiatives reflect Rocket One’s broader strategy of building an integrated AI infrastructure platform for government, commercial and space markets.

Under the proposed collaboration, Placeve will contribute its AI processor architecture, software tools and engineering expertise, while Rocket One will contribute application requirements, systems integration priorities and deployment strategies focused on defense, intelligent edge and space infrastructure. Through ongoing engineering collaboration and roadmap development, the companies expect to accelerate validation and potential commercialization of energy-efficient AI computing solutions.

“Rocket One’s vision for next-generation AI infrastructure aligns exceptionally well with our mission to deliver high-performance AI computing with dramatically improved energy efficiency,” said Marc Hensel, Chief Executive Officer of Placeve. “Working closely with Rocket One allows us to evaluate our technology against demanding real-world defense, space and edge computing requirements while creating a pathway toward broader commercial deployment.”

Placeve’s photonic-electronic AI processor technology is currently being evaluated through NASA’s Materials International Space Station Experiment (MISSE) program aboard the International Space Station, providing operational experience for computing platforms designed to operate in demanding environments.

About Rocket One Inc.

Rocket One Inc. is focused on developing and commercializing infrastructure for the orbital economy, including next-generation nanomagnetic AI chip technology designed for radiation-tolerant, energy-constrained environments such as low-Earth orbit, deep-space platforms, and defense systems. The Company holds exclusive rights to certain technologies, including a nanomagnetic matrix multiplier architecture intended as a hardware accelerator for machine learning and AI workloads, and related magnetic memory technology with potential applications in radiation-tolerant computing for defense and space systems. The Company is also positioned to pursue opportunities in nano-launch systems and nanosatellite deployment. The Company’s biotechnology pipeline, including, but not limited to, HT-001, HT-KIT, HT-ALZ, and its GDNF-based metabolic program, will continue to be advanced under a wholly owned subsidiary.

About Placeve Inc.

Placeve Inc. develops energy-efficient AI processors and hardware platforms designed to deliver high-performance artificial intelligence inference in power-constrained environments. Its proprietary photonic-electronic AI technologies are intended to support commercial, industrial, autonomous, defense and space-related computing applications.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the Company’s strategic repositioning, the development potential of the licensed technologies, the suitability of those technologies for orbital, defense, and other applications, anticipated future operations and market opportunities. You should not place reliance on these forward-looking statements, which include words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” or similar terms, variations of such terms, or the negative of those terms. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to numerous risks and uncertainties, including, without limitation: the early-stage nature of the licensed technologies, which have not been fabricated as integrated devices, validated in space environments, or qualified for any commercial or government program, and the absence of any commercial product; the substantial additional capital the Company will require to fabricate, test, and qualify the licensed technologies, including for radiation tolerance and space deployment; the long development timelines associated with novel semiconductor and materials platforms; competition from larger, better-funded and well recognized companies in the semiconductor, AI hardware, space, and defense computing sectors; the Company’s ability to recruit qualified leadership and technical personnel in nanomagnetic devices, semiconductor engineering, and aerospace systems; the Company’s ability to comply with diligence milestones under the Virginia Commonwealth University license agreements, the failure of which could result in loss of license rights; intellectual property risks; export control and government contracting risks associated with defense and space applications; and the risks inherent in a strategic pivot. Additional risk factors are described in the Company’s filings with the Securities and Exchange Commission (“SEC”) including the Company’s most recent Annual Report on Form 10-K and the Company’s other filings made with the SEC. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as the Company’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. The Company cannot guarantee future results, events, levels of activity, performance, or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events, or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

Investor Contact

LR Advisors LLC

Email: investorrelations@rocketone.space

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